Fees Summary	Dec. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	35,042.63
Total Transaction Valuation	253,748,262.02
Total Offset Amount	0.00
Net Fee	$ 35,042.63